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                                                                 EXHIBIT 23.1(2)

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the use in this Registration Statement on Form S-4 of NCO Group, Inc. of our report dated March 3, 1999 relating to the consolidated financial statements of Compass International Services Corporation, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
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New York, New York
July 16, 1999